EX-99.906CERT

Certification Pursuant to Rule 30a-2(b) and Section 906 of the Sarbanes-Oxley Act

Pursuant to Rule 30a-2(b) and Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Sprott Focus Trust, Inc. does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Sprott Focus Trust, Inc. for the period ended December 31, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Sprott Focus Trust, Inc. for the stated period.

/s/ Thomas W. Ulrich	/s/ Varinder Bhathal
President, Sprott Focus Trust, Inc.	Treasurer and Chief Financial Officer, Sprott Focus Trust, Inc.

Date: March 9, 2026	Date: March 9, 2026

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Sprott Focus Trust, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934.